UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 16, 2005

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C.  20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR            240.14d-2(b))
☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR            240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

             On August 16, 2005, the Compensation and Option Committee of the Board of Directors of Harman International Industries, Incorporated (the “Company”) authorized the grants of restricted common stock and options to purchase shares of common stock to certain officers and other key employees of the Company, including the individuals named below.  The awards were made pursuant to the Company's 2002 Stock Option and Incentive Plan (the "Incentive Plan").  All option grants have an exercise price of $82.00, the closing price of the Company’s common stock on the New York Stock Exchange on the date of grant.  Options will vest 20% each year, commencing on the first anniversary of the grant date.  Restricted stock will vest on the third anniversary of the grant date.

	Number of Shares Underlying Stock Options	Number of Shares of Restricted Stock

Erich A. Geiger Executive Vice President and Chief Technology Officer	100,000	12,000

Kevin L. Brown Vice President, Chief Financial Officer and Assistant Secretary	25,000	0

             The awards of stock options and restricted stock under the Incentive Plan are evidenced by incentive stock option agreements, nonqualified stock option agreements and restricted stock agreements, the forms of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

            (c)  Exhibits

Exhibit No.	Description

10.1	Form of Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan Incentive Stock Option Agreement for Officers and Key Employees.
10.2	Form of Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan Nonqualified Stock Option Agreement for Officers and Key Employees.
10.3	Form of Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan Restricted Stock Agreement for Officers and Key Employees.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   HARMAN INTERNATIONAL INDUSTRIES,
                                                                   INCORPORATED

                                                                   By:    /s/ Sandra B. Robinson
                                                                             Sandra B. Robinson
                                                                            Vice President - Financial Operations and
                                                                            Chief Accounting Officer

Date:  August 22, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan Incentive Stock Option Agreement for Officers and Key Employees.
10.2	Form of Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan Nonqualified Stock Option Agreement for Officers and Key Employees.
10.3	Form of Harman International Industries, Incorporated 2002 Stock Option and Incentive Plan Restricted Stock Agreement for Officers and Key Employees.